EXHIBIT NO. 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in Registration Statement No. 33-67690 of Texas Eastern Transmission Corporation on Form S-3 of our report dated February 13, 1998, appearing in this Form 10-K of Texas Eastern Transmission Corporation for the year ended December 31, 1997.




                                                     DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 27, 1998